Exhibit 32
CERTIFICATION
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NeuroMetrix, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:
The Annual Report for the year ended December 31, 2018 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 24, 2019	/s/ SHAI N. GOZANI, M.D., PH.D.
Shai N. Gozani, M.D., Ph.D. Chairman, President and Chief Executive Officer

Date: January 24, 2019	/s/ THOMAS T. HIGGINS
Thomas T. Higgins Senior Vice President, Chief Financial Officer and Treasurer